                                                                    EXHIBIT 99.1

CONTACTS:  Media Contact:                   Investor/Financial Analyst Contact:
           Ashley Vandiver                  Heidi Reiter
           Internet Security Systems        Internet Security Systems
           404-236-2796                     404-236-4053
           avandiver@iss.net                hreiter@iss.net

FOR IMMEDIATE RELEASE

          INTERNET SECURITY SYSTEMS REPORTS THIRD QUARTER 2003 RESULTS

                         ALSO PROVIDES UPDATED GUIDANCE

ATLANTA -- OCTOBER 21, 2003 -- Internet Security Systems, Inc. (ISS) (Nasdaq:
ISSX), a leading global provider of enterprise security solutions, today announced financial results for the third quarter ended September 30, 2003. Additionally, the Company is providing its business outlook for the fourth quarter ending December 31, 2003 and updating its outlook for the full year.

THIRD QUARTER AND YEAR-TO-DATE 2003 REVENUES

         Revenues were $60,087,000 for the third quarter of 2003 compared with third quarter 2002 revenues of $61,768,000. Revenues for the nine months ended September 30, 2003 were $178,665,000 compared with $180,176,000 for the comparable period of 2002.

PRO FORMA EARNINGS

         Pro forma net income for the third quarter of 2003 was $6,014,000, or $0.12 per diluted share, compared to $5,855,000, or $0.12 per diluted share, in the third quarter of 2002. Pro forma net income for the nine months ended September 30, 2003 was $18,356,000, or $0.37 per diluted share, compared to $15,920,000, or $0.33 per diluted share, in the comparable period of 2002.

         Pro forma net income excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles and compensation charges for unvested stock options, and, in the quarter ended September 30, 2002, a gain related to the issuance of subsidiary shares in an acquisition, as stated and reconciled on the accompanying Consolidated Statements of Operations.

GAAP EARNINGS

         Reported net income under generally accepted accounting principles
(GAAP) for the third quarter of 2003 was $5,035,000, or $0.10 per diluted share, compared to net income of $6,341,000 or $0.13 per diluted share, in the third quarter of 2002. Reported net income for the nine months ended September 30, 2003 was $15,288,000, or $0.31 per diluted share, compared to $13,835,000, or
$0.28 per diluted share, in the comparable period of 2002.

         "We are delighted with the results of our team's efforts this quarter. ISS continues to take a leadership role in security products and service innovation, delivering complete, cost-effective protection and simplicity," said Tom Noonan, chairman, president and chief executive officer of Internet Security Systems. "With our new line of Proventia products, ISS is fundamentally changing the way enterprises achieve security by providing one engine that unifies common stand-alone security technology to protect against multiple threats. With Proventia, protection is approached in a way that makes sense both from a technology standpoint and a business standpoint, empowering our customers to apply security when and where they need it most."

BUSINESS HIGHLIGHTS TO DATE

         ISS announced that its Proventia(TM) A201 appliance dominated the latest 100 Mbps Intrusion Detection test conducted by The NSS Group. The testing found that the Proventia appliance delivered 100 percent attack detection, performance and attack evasion proving that it provides an unequalled level of protection. The NSS Group has earned a global reputation for the quality and accuracy of its real-world security assessment and benchmarking tests. In addition, ISS' RealSecure(R) Network Gigabit intrusion detection system (IDS) excelled in the latest Gigabit Intrusion Detection test conducted by The NSS Group. The testing found that the Gigabit IDS delivered almost 100 percent attack detection, performance and attack evasion proving that it provides an unequalled level of protection for high speed networks.

         ISS officially launched its Proventia all-in-one protection products, providing maximum security that is simple and cost effective. ISS unveiled its new Proventia protection products at an October event in Silicon Valley among global business leaders and technology visionaries. Proactively combating a variety of threats simultaneously, Proventia automatically blocks viruses, unauthorized access, network attacks, malicious code, hacker exploits and hybrid threats like SQL Slammer, Code Red and MS Blaster. Proventia is designed to perform multiple security functions with a single engine, abolishing the need for many stand-alone security products.

         ISS expects to announce general availability of its Proventia G series in the coming weeks. Proventia G intervenes and stops attacks without blocking legitimate traffic, providing an automatic emergency response capability that requires minimal human intervention. Proventia G Series appliances are easy to set up and come with two options, one for detection and one for prevention so customers can switch back and forth without disrupting network traffic.

UPDATED BUSINESS OUTLOOK FOR 2003

         The following statements are based on current expectations for the fourth quarter and fiscal year 2003 regarding ISS' revenues and earnings per share. These statements are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. ISS will keep its earnings release and published expectations publicly available on its Web site (www.iss.net). Prior to the start of ISS' quiet period, the public can continue to rely on the expectations published in this earnings release and Web site as being its current expectations on matters covered, unless ISS publishes a notice stating otherwise. Towards the end of each fiscal quarter, ISS will have a "quiet period" when ISS and its representatives will not comment concerning previously published financial expectations, and we disclaim any obligation to update during the quiet period. The public should not rely on previously published expectations during the quiet period. ISS' quiet period at the end of the fourth quarter is expected to run from December 15, 2003 until financial results are released in January 2004.

         ISS is providing this guidance on the premise that the enterprise spending environment will remain uncertain during the last quarter of 2003, that ISS will continue to focus on initiatives that produce cost efficiencies and that there will be incremental costs associated with the launch of Proventia in the quarter.

         For the quarter ending December 31, 2003, ISS currently expects to achieve revenues in the range of $61,000,000 to $66,000,000 and pro forma net income of $0.13 to $0.17 per diluted share. Assuming achievement of these expectations, revenues for the year ending December 31, 2003, will be in the range of $240,000,000 to $245,000,000 and pro forma net income in the range of $0.50 to $0.54 per diluted share. Pro forma net income excludes the after-tax impact of non-cash acquisition related expenses, as stated and reconciled in the accompanying Business Outlook Reconciliation table.

EARNINGS CONFERENCE CALL

         The Company's conference call regarding this press release is being held October 21, 2003, at 4:30 p.m. Eastern Daylight Time and can be accessed as follows:

DATE/TIME: Tuesday, October 21, 2003 at 4:30 p.m. Eastern

DIAL IN:
Domestic                     888-522-9191
International                773-756-4600
Passcode                     ISSX (or 4779)

A live Webcast of this conference call will be available at www.iss.net (click on About ISS, then Investor Relations) and will remain accessible until November 30, 2003. A rebroadcast of the teleconference will be available from 5:00 p.m., October 21, 2003 until 5:00 p.m., October 28, 2003.

REBROADCAST DIAL IN:
Domestic                     800-937-2125
International                402-220-3077
Passcode                     ISSX (or 4779)

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at 888- 901-7477.

ABOUT INTERNET SECURITY SYSTEMS, INC.

         Internet Security Systems is the trusted expert to global enterprises and world governments providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise for more than 11,000 customers worldwide. ISS products and services are based on the proactive security intelligence conducted by ISS' X-Force(TM) research and development team - the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.
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                                      # # #

FORWARD-LOOKING STATEMENTS AND PRO FORMA RESULTS

This release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements include our Business Outlook and statements regarding new products, products under development and related plans. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS' products; customer budgets; the volume and timing of orders; product and price competition; ISS' ability to develop new and enhanced products; acceptance of new and enhanced products by customers; ISS' ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS' ability to assimilate acquisitions or investments; ISS' ability to attract and retain key personnel; reliance on distribution channels through which ISS' products are sold; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; the assertion of infringement claims with respect to ISS' intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS' periodic filings with the Securities and Exchange Commission, including ISS' 2002 Annual Report on Form 10-K and June 30, 2003 Quarterly Report on Form 10-Q. These filings can be obtained either by contacting ISS Investor Relations or through ISS' Web site at www.iss.net or the Securities and Exchange Commission's Web site at http://www.sec.gov.

ISS believes that Pro Forma Earnings, which exclude the after-tax effect of non-cash acquisition related expenses and, in the third quarter of 2002, a gain related to the issuance of subsidiary stock in an acquisition, is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to ISS operating and other financial information as determined under accounting principles generally accepted in the United States of America. ISS believes that its presentation of pro forma earnings and pro forma operating margin provides useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses the pro forma earnings measure to provide its forward-looking guidance and compare with financial analysts estimates, and uses pro forma earnings and operating margin measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems, Proventia and X-Force are trademarks, and RealSecure is a registered trademark of Internet Security Systems, Inc. All other companies and products mentioned are trademarks and property of their respective owners.

                        INTERNET SECURITY SYSTEMS, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                    THREE MONTHS ENDED SEPTEMBER 30,
                                                                                    --------------------------------
                                                                                       2003                  2002
                                                                                    ----------             ---------
Revenues:
  Product licenses and sales                                                        $ 25,545              $ 30,150
  Subscriptions                                                                       28,211                24,153
  Professional services                                                                6,331                 7,465
                                                                                    --------              --------
                                                                                      60,087                61,768


Costs and expenses:
  Cost of revenues:
    Product licenses and sales                                                         2,407                 1,928
    Subscriptions and professional services                                           11,784                12,766
                                                                                    --------              --------
  Total cost of revenues                                                              14,191                14,694

  Research and development                                                            10,496                 8,692
  Sales and marketing                                                                 21,113                23,780
  General and administrative                                                           5,428                 5,918
  Amortization of intangibles & stock based compensation                               1,317                 1,326
                                                                                    --------              --------
                                                                                      52,545                54,410

Operating income                                                                       7,542                 7,358

Interest income, net                                                                     610                   877
Minority interest                                                                       (168)                  (66)
Other income                                                                              68                 2,068
Exchange gain                                                                             28                   145
                                                                                    --------              --------
Income before income taxes                                                             8,080                10,382
Provision for income taxes                                                             3,045                 4,041
                                                                                    --------              --------
Net income                                                                          $  5,035              $  6,341
                                                                                    ========              ========

Basic net income per share of Common Stock                                          $   0.10              $   0.13
                                                                                    ========              ========
Diluted net income per share of Common Stock                                        $   0.10              $   0.13
                                                                                    ========              ========

Weighted average number of shares:
Basic                                                                                 49,142                48,393
                                                                                    ========              ========
Diluted                                                                               49,884                48,855
                                                                                    ========              ========

PRO FORMA RESULTS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003 AND SEPTEMBER 30, 2002, EXCLUDING AMORTIZATION OF INTANGIBLES AND STOCK BASED COMPENSATION EXPENSE AND GAIN ON ISSUANCE OF SUBSIDIARY SHARES IN ACQUISITION:


Operating income                                                                    $  7,542              $  7,358
Add back amortization of intangibles and stock based compensation expense              1,317                 1,326
                                                                                    --------              --------
Pro forma operating income                                                             8,859                 8,684
Other income, net                                                                        538                 3,024
Less gain on issuance of subsidiary shares in acquisition                                 --                (2,560)
                                                                                    --------              --------
Pro forma income before income taxes                                                   9,397                 9,148
Provision for income taxes                                                             3,383                 3,293
                                                                                    --------              --------
Pro forma net income                                                                $  6,014              $  5,855
                                                                                    ========              ========

Pro forma operating margin                                                                15%                   14%
                                                                                    ========              ========
Pro forma diluted net income per share of Common Stock                              $   0.12              $   0.12
                                                                                    ========              ========


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                        INTERNET SECURITY SYSTEMS, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                          NINE MONTHS ENDED SEPTEMBER 30,
                                                                                          -------------------------------
                                                                                             2003                  2002
                                                                                          ---------             ---------
Revenues:
  Product licenses and sales                                                              $ 76,158              $ 90,550
  Subscriptions                                                                             83,035                67,263
  Professional services                                                                     19,472                22,363
                                                                                          --------              --------
                                                                                           178,665               180,176

Costs and expenses:
  Cost of revenues:
    Product licenses and sales                                                               5,652                 5,599
    Subscriptions and professional services                                                 36,671                38,637
                                                                                          --------              --------
  Total cost of revenues                                                                    42,323                44,236

  Research and development                                                                  30,288                26,120
  Sales and marketing                                                                       63,284                70,369
  General and administrative                                                                16,407                18,194
  Amortization of intangibles & stock based compensation                                     4,046                 4,286
                                                                                          --------              --------
                                                                                           156,348               163,205

Operating income                                                                            22,317                16,971

Interest income, net                                                                         1,990                 2,479
Minority interest                                                                             (270)                 (273)
Other income                                                                                   101                 3,904
Exchange gain                                                                                  497                    68
                                                                                          --------              --------
Income before income taxes                                                                  24,635                23,149
Provision for income taxes                                                                   9,347                 9,314
                                                                                          --------              --------
Net income                                                                                $ 15,288              $ 13,835
                                                                                          ========              ========
Basic net income per share of Common Stock                                                $   0.31              $   0.29
                                                                                          ========              ========
Diluted net income  per share of Common Stock                                             $   0.31              $   0.28
                                                                                          ========              ========

Weighted average number of shares:
  Basic                                                                                     49,123                48,080
                                                                                          ========              ========
  Diluted                                                                                   49,773                48,865
                                                                                          ========              ========

PRO FORMA RESULTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND SEPTEMBER 30, 2002, EXCLUDING AMORTIZATION OF INTANGIBLES AND STOCK BASED COMPENSATION EXPENSE AND GAIN ON ISSUANCE OF SUBSIDIARY SHARES IN ACQUISITION:


Operating income                                                                          $ 22,317              $ 16,971
Add back amortization of intangibles and stock based compensation expense                    4,046                 4,286
                                                                                          --------              --------
Pro forma operating income                                                                  26,363                21,257
Other income, net                                                                            2,318                 6,178
Less gain on issuance of subsidiary shares in acquisition                                       --                (2,560)
                                                                                          --------              --------
Pro forma income before income taxes                                                        28,681                24,875
Provision for income taxes                                                                  10,325                 8,955
                                                                                          --------              --------
Pro forma net income                                                                      $ 18,356              $ 15,920
                                                                                          ========              ========

Pro forma operating margin                                                                      15%                   12%
                                                                                          ========              ========
Pro forma diluted net income per share of Common Stock                                    $   0.37              $   0.33
                                                                                          ========              ========

                        INTERNET SECURITY SYSTEMS, INC.
                          CONSOLIDATED BALANCE SHEETS
           (AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                                    SEPTEMBER 30,    DECEMBER 31,
                                                                                                        2003             2002
                                                                                                    -------------    ------------
                                        ASSETS
Current assets:
   Cash and cash equivalents                                                                          $170,997         $148,317
   Marketable securities                                                                                56,136           53,999
   Accounts receivable, less allowance for doubtful accounts of $3,472 and $2,790 respectively          57,505           56,700
   Inventory                                                                                               528            1,055
   Prepaid expenses and other current assets                                                             9,010            7,000
                                                                                                      --------         --------
      Total current assets                                                                             294,176          267,071

Property and equipment:
   Computer equipment                                                                                   44,364           38,403
   Office furniture and equipment                                                                       21,218           21,446
   Leasehold improvements                                                                               22,103           21,183
                                                                                                      --------         --------
                                                                                                        87,685           81,032
   Less accumulated depreciation                                                                        50,055           39,313
                                                                                                      --------         --------
                                                                                                        37,630           41,719
Restricted marketable securities                                                                        14,125           14,690
Goodwill, less accumulated amortization of $27,381                                                     201,162          200,464
Other intangible assets, less accumulated amortization of $12,959 and $9,223, respectively              11,648           15,384
Other assets                                                                                             7,417            7,240
                                                                                                      --------         --------
      Total assets                                                                                    $566,158         $546,568
                                                                                                      ========         ========

                 LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                                   $  3,458         $  1,765
   Accrued expenses                                                                                     20,869           22,332
   Deferred revenues                                                                                    54,392           55,587
                                                                                                      --------         --------
      Total current liabilities                                                                         78,719           79,684

Other non-current liabilities                                                                            2,567            2,328

Stockholders' equity:
   Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued or outstanding               --               --
   Common stock; $.001 par value; 120,000,000 shares authorized, 49,767,000 and 49,544,000
   shares issued and outstanding, respectively                                                              50               50
   Additional paid-in-capital                                                                          474,415          463,779
   Deferred compensation                                                                                  (208)            (702)
   Accumulated other comprehensive income                                                                4,301              949
   Retained earnings                                                                                    17,802            2,514
   Less treasury stock, at cost (911,000 and 133,000 shares, respectively)                             (11,488)          (2,034)
                                                                                                      --------         --------
      Total stockholders' equity                                                                       484,872          464,556
                                                                                                      --------         --------
      Total liabilities and stockholders' equity                                                      $566,158         $546,568
                                                                                                      ========         ========

                        BUSINESS OUTLOOK RECONCILIATION

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.


                                                                          Q4 2003 RANGE                   ANNUAL 2003 RANGE
                                                                  -----------------------------     -----------------------------
                                                                    Low end         Upper end          Low end         Upper end
                                                                  ------------     ------------     ------------     ------------

Expected revenues                                                 $ 61,000,000     $ 66,000,000     $240,000,000     $245,000,000
                                                                  ============     ============     ============     ============

Expected net income per diluted share                             $       0.11     $       0.15     $       0.42     $       0.46

Add back per share impact of amortization and stock based
compensation                                                      $       0.02     $       0.02     $       0.08     $       0.08
                                                                  ------------     ------------     ------------     ------------

Expected pro forma net income per diluted share                   $       0.13     $       0.17     $       0.50     $       0.54
                                                                  ============     ============     ============     ============